EXHIBIT 99.1

B. RILEY & CO., inc. and Subsidiary

CONSOLIDATED FIANANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

b. RILEY & CO., INC. AND SUBSIDIARY

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

B. Riley & Co., Inc.

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of B. Riley & Co., Inc. and Subsidiary (the “Company”) which comprise the consolidated statement of financial condition as of December 31, 2013 and the related consolidated statements of operations and other comprehensive income, changes in shareholder’s equity and cash flows for the year then ended and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of B. Riley & Co., Inc. and Subsidiary as of December 31, 2013, and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

/s/Spicer Jeffries LLP

Greenwood Village, Colorado

August 13, 2014

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b. RILEY & CO., INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

DECEMBER 31, 2013

ASSETS

Cash and cash equivalents (Notes 1 and 5)	$565,698
Cash segregated under federal and other regulations (Note 6)	50,000
Due from clearing brokers (Note 5)	250,000
Commissions receivable	458,009
Securities owned, at fair value (Note 4)	13,044,107
Receivables from related parties (Note 3)	634,584
Property and equipment at cost, net of accumulated depreciation of $237,733	148,744
Investment banking fees receivable, net of allowance for doubtful accounts of $101,070	1,241,420
Investments, available-for-sale (Notes 4 and 7)	1,743,797
Other assets	295,196

$18,431,555

LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Accounts payable and accrued expenses	$1,270,461
Accrued compensation	1,748,152
Due to clearing broker	7,231,576
Securities sold, not yet purchased, at market value (Note 4)	994,473
Loans payable	108,957
Other liabilities	167,241

Total liabilities	11,520,860

COMMITMENTS AND CONTINGENCIES (Notes 3 and 5)

SHAREHOLDER'S EQUITY (Note 2):
Common stock, no par value, 1,500 shares issued and outstanding	200,000
Additional paid in capital	17,029,544
Retained deficit	(10,181,421)
Accumulated other comprehensive loss	(137,428)

Total shareholder's equity	6,910,695

$18,431,555

The accompanying notes are an integral part of this statement.

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b. RILEY & CO., INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF OPERATIONS

AND OTHER COMPREHENSIVE INCOME

YEAR ENDED DECEMBER 31, 2013

REVENUE:
Commissions (Note 3)	$12,800,576
Investment banking revenues	10,257,000
Rental income	94,150
Interest income	130,198
Other income	579,743
Net investment gains on available-for-sale securities	953,186
Net investments gains on marketable securities	1,800,121

Total revenue	26,614,974

EXPENSES: (Note 3)
Employee compensation and benefits	14,769,525
Commissions, trading fees, and floor brokerage	5,570,407
Occupancy and rental equipment	1,204,025
Communications and information services	1,334,563
Interest	19,256
Taxes (other than income taxes)	181,191
Other operating expenses	2,586,712

Total expenses	25,665,679

INCOME BEFORE INCOME TAX PROVISION	949,295

Income tax provision	28,472

NET INCOME	920,823

Net unrealized losses on available-for-sale investments (Note 7)	(42,346)

COMPREHENSIVE INCOME	$878,477

The accompanying notes are an integral part of this statement.

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b. RILEY & CO., INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY

YEAR ENDED DECEMBER 31, 2013

					Accumulated
					other	Total
	Shares of		Additional	Retained	comprehensive	Shareholder's
	Common stock	Common stock	Paid in capital	Deficit	loss	Equity

BALANCES, December 31, 2012	1,500	$200,000	$17,029,544	$(8,640,214)	$(95,082)	$8,494,248

Net unrealized losses on available-for-sale investments	-	-	-	-	(42,346)	(42,346)

Shareholder distributions	-	-	-	(2,462,030)	-	(2,462,030)

Net income	-	-	-	920,823	-	920,823

BALANCES, December 31, 2013	1,500	$200,000	$17,029,544	$(10,181,421)	$(137,428)	$6,910,695

The accompanying notes are an integral part of this statement.

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b. RILEY & CO., INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$920,823
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	73,933
Loss on sale of fixed asset	491
Decrease in due from clearing brokers	1,425,567
Increase in commissions receivable	(250,171)
Increase in securities owned, at fair value	(8,760,608)
Decrease in receivables from related parties	768,287
Increase in investment banking fees receivable	(539,095)
Decrease in notes receivable	1,591,533
Decrease in other assets	85,399
Decrease in accounts payable and accrued expenses	(319,489)
Increase in accrued compensation	123,035
Increase in due to clearing broker	7,214,696
Decrease in securities sold, not yet purchased	(510,426)
Decrease in due to related parties	(163,893)
Decrease in loans payable	(16,876)
Increase in other liabilities	109,695

Net cash provided by operating activities	1,752,901

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,300)
Increase in available-for-sale investments	(122,464)

Net cash used in investing activities	(127,764)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholder	(2,462,030)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(836,893)

CASH AND CASH EQUIVALENTS, at beginning of year	1,402,591

CASH AND CASH EQUIVALENTS, at end of year	$565,698

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$19,256

The accompanying notes are an integral part of this statement.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

B. Riley & Co., Inc. (the “Company”) was originally incorporated in the state of Delaware on February 15, 1996. The Company is the parent company of B. Riley & Co., LLC (the “Subsidiary”), a registered broker-dealer in securities under the Securities Exchange Act of 1934. The Subsidiary is a member of the Financial Industry Regulatory Authority (“FINRA”) and the Securities Investor Protection Corporation (“SIPC”). Both the Company and its Subsidiary are affiliated through common ownership with Riley Investment Management.

The Company, through its Subsidiary, is engaged in business as a securities broker-dealer that provides several classes of services, including the sale of equities, market making and research services. The Company also provides investment banking services by engagement and trades securities for its own account.

Effective December 17, 2012, the Company, through its Subsidiary, acquired all assets and liabilities of Caris & Company. B. Riley & Co, LLC is the surviving entity.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of B. Riley & Co., Inc. and its Subsidiary, B. Riley & Co., LLC, all of which are under common control (the “Company”). All intercompany balances and transactions have been eliminated in the consolidation.

Clearing Agreement

The Subsidiary, under Rule 15c3-3(k)(2)(ii), is exempt from the reserve and possession or control requirements of Rule 15c3-3 of the Securities and Exchange Commission. The Subsidiary does not carry or clear customer accounts. Accordingly, all customer transactions are executed and cleared on behalf of the Subsidiary by its clearing broker on a fully disclosed basis. The Subsidiary’s agreements with its clearing brokers provides that as clearing broker, that firm will make and keep such records of the transactions effected and cleared in the customer accounts as are customarily made and kept by a clearing broker pursuant to the requirements of Rules 17a-3 and 17a-4 of the Securities and Exchange Act of 1934, as amended (the “Act”). It also performs all services customarily incident thereon, including the preparation and distribution of customer’s confirmation and statements and maintenance margin requirements under the Act and the rules of the Self-Regulatory Organizations of which the Subsidiary is a member.

Summary of Significant Accounting Policies

Commissions receivable and receivables from related parties are stated at the face amount with no allowance for doubtful accounts. An allowance for doubtful accounts is not considered necessary because probable uncollectible accounts are immaterial.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(continued)

NOTE 1 -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(continued)

Summary of Significant Accounting Policies (concluded)

Other receivables are valued and reported at net realizable value. They are evaluated on a periodic basis and an allowance for doubtful accounts is established based on the past write-offs, collections and certain current conditions.

The Company has adopted Accounting Standards Codification 220 – Comprehensive Income (“ASC 220”). ASC 220 establishes standards for the reporting and presentation of comprehensive income and its components in the financial statements. Comprehensive income includes net income and “other comprehensive income,” which includes charges or credits to equity that is not the result of transactions with the member. The Company’s only material component of “other comprehensive income” is unrealized loss on available-for-sale investments.

Investments are classified as available-for-sale. These investments consist of equity securities and investments, not readily marketable. The equity securities are valued at quoted market value and the investments are valued at their estimated fair value.

Property and equipment are stated at cost. Depreciation is provided utilizing straight line-and accelerated methods over the estimated useful lives of owned assets, ranging from 5 to 39 years. Repairs and maintenance to these assets are charged to expenses as incurred. Major improvements enhancing the function and/or useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Securities transactions are recorded on a trade date basis with the related commission income and expenses also recorded on a trade date basis.

The Company receives investment banking fees in accordance with terms stipulated in its engagement contracts. Investment banking fees are recognized as earned according to the fee schedule stipulated in the client’s engagement contracts.

Advertising costs are expensed as incurred. For the year ended December 31, 2013, the Company included $42,704 of advertising costs in other operating expenses.

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These changes had no material impact on previously reported results of operations or member’s equity.

Securities Valuation and Revenue Recognition

The Company records proprietary transactions, commission revenue and related expenses on a trade-date basis. Interest and dividend income are recognized in the period earned.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(continued)

NOTE 1 -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(continued)

Securities Valuation and Revenue Recognition (continued)

The Company values its securities in accordance with Accounting Standards Codification 820 - Fair Value Measurements (“ASC 820”). Under ASC 820, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumption about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and blockage discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined by the lowest level input that is significant to the fair value measurement.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(continued)

NOTE 1 -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(continued)

Securities Valuation and Revenue Recognition (concluded)

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The Company values investments in securities owned and securities sold, not yet purchased based on quoted prices in active markets. These are considered Level 1 securities.

The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads. The spread data used are for the same maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models with yield curves, bond, or single-name credit default swap spreads and recovery rates based on collateral values as key inputs. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Investments in stocks, warrants, notes and other non-marketable securities for which there is no public market are valued based upon a valuation obtained by management. The valuation considers various factors such as earnings history, financial condition, recent sales prices of the issuer’s securities and the proportion of securities owned. The Company currently holds nonpublic common stocks, warrants and notes that are included in Level 3 of the fair value hierarchy as determined under ASC 820.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all liquid investments with original maturities of three months or less to be cash equivalents.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(continued)

NOTE 1 -	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(concluded)

Income Taxes

The Company has elected to be treated as an S-corporation for income tax purposes. Accordingly, taxable income and losses of the Company are reported on the income tax return of the Company's shareholder. The provision for income taxes that has been recorded in the accompanying financial statements results from income tax passed through from the Subsidiary. The Subsidiary, as a California limited liability company, is subject to the California limited liability gross receipts fee and a minimum tax provision of $800 annually. The Company is also required to pay nominal amounts of income taxes in various other state jurisdictions, based upon the Company’s presence in those states. At December 31, 2013, the Company’s income tax provision of $28,472 consisted of the California gross receipts fee, state franchise taxes, and a 1.5% S-corp tax allocation assigned to the Subsidiary.

The Company is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. The Company files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. The Company is not subject to income tax return examinations by major taxing authorities for years before 2010. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces net assets. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Company recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income taxes payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2013.

NOTE 2 -	NET CAPITAL

Pursuant to the net capital provisions of Rule 15c3-1 of the Securities Exchange Act of 1934, the Subsidiary is required to maintain a minimum net capital, as defined under such provisions. At December 31, 2013, the Subsidiary had net capital and net capital requirements of $1,528,462 and $335,000, respectively. The Subsidiary’s net capital ratio (aggregate indebtedness to net capital) was 2.16 to 1. According to Rule 15c3-1, the Subsidiary’s net capital ratio shall not exceed 15 to 1.

NOTE 3 -	COMMITMENTS AND RELATED PARTY TRANSACTIONS

At December 31, 2013, the Company has receivables due from related parties in the amount of $634,584, of which $526,886 is due from an affiliated entity. The remainder is due from the Company’s employees. These receivables are due on demand. The Company also has payables due to related parties in the amount of $26,706 related to the acquisition of another entity.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(continued)

NOTE 3 -	COMMITMENTS AND RELATED PARTY TRANSACTIONS (concluded)

The Company is affiliated with an investment adviser and earns commissions from introducing trades of affiliated investment partnerships on behalf of the investment adviser. For the year ended December 31, 2013, such commissions were approximately $2,000.

The Company has an expense sharing agreement with an affiliated entity, whereby the Company provides personnel, office space, insurance, and various other general services. The affiliate then reimburses the Company based on a set schedule for these services, outlined in the agreement. For the year ended December 31, 2013, the Company received approximately $51,000 in reimbursements under the agreement.

In May of 2011 the Company began managing a related fund of funds. The Company earned approximately $105,000 for its management for the year ended December 31, 2013.

It is possible that the terms of certain of the related party transactions are not the same as those that would result for transactions among wholly unrelated parties.

The Company has non-cancelable operating lease for office space and equipment with unrelated parties which expire in various years through 2017.

Future rental commitments under these leases as of December 31, 2013 are as follows:

Year	Amount
2014	$1,096,680
2015	680,667
2016	612,482
2017	67,153

$2,456,982

Total rental expense of approximately $1,204,025, including the non-cancelable leases referred to above, was charged to operations during the year ended December 31, 2013.

NOTE 4 -	FAIR VALUE MEASUREMENTS

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820. See Note 1 for a discussion of the Company’s policies.

The following table presents information about the Company’s assets and liabilities measured at fair value as of December 31, 2013.

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(continued)

NOTE 4 -	FAIR VALUE MEASUREMENTS (continued)

	Quoted Prices in	Significant	Significant
	Active Markets	Other Observable	Unobservable
	for Identical Assets	Inputs	Inputs	Balances as of
	(Level 1)	(Level 2)	(Level 3)	December 31, 2013
Securities owned
Common stocks	$12,090,804	$-	$-	$12,090,804
Options	357,718	-	-	357,718
Corporate bonds	-	595,585	-	595,585
Available-for-sale investments	364,075	927,515	452,207	1,743,797

	$12,812,597	$1,523,100	$452,207	$14,787,904

Securities sold, not yet purchased
Common stocks	$261,982	$-	$-	$261,982
Corporate bonds	-	732,491	-	732,491

	$261,982	$732,491	$-	$994,473

The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in Level 3 assets measured at fair value for the year ended December 31, 2013:

Change in Unrealized
	Level 3	Net Transfers			Realized and	Level 3	Losses for
	Beginning Balance	In and/or (Out)			Unrealized	Ending Balance	Investments Still Held
	January 1, 2013	of Level 3	Purchases	Sales	Gains (Losses)	December 31, 2013	at December 31, 2013

Securities owned
Available-for-sale investments	$1,230,320	$-	$258,000	$(976,004)	$(60,109)	$452,207	$1,088

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b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(continued)

NOTE 4 -	FAIR VALUE MEASUREMENTS (concluded)

Valuation techniques and unobservable inputs for Level 3 assets measured at fair value for the year ended December 31, 2013 are as follows:

	Fair Value at	Valuation	Unobservable
Level 3 Fair Value Measurements:	December 31, 2013	Techniques	Inputs

Assets:
Cost,
		Historical Income,	Recent Sales
Available for sale investments	$452,207	Comparables	Price

The Company did not have any significant transfers between Level 1 and Level 2 during the year ended December 31, 2013.

NOTE 5 -	FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND UNCERTAINTIES

In the normal course of business, the Company’s activities through its clearing broker involve the execution, settlement and financing of various customer securities transactions. These activities may expose the Company to off-balance sheet risk. In the event a customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the customer’s obligations.

In the Company’s trading activities, the Company has purchased and sold securities for its own account and may incur losses if the market value of the securities changes subsequent to December 31, 2013.

The Company bears the risk of financial failure by its clearing broker. If the clearing broker should cease doing business, the Company’s deposit from this clearing broker could be subject to forfeiture. In addition, the Company has deposits in banks in excess of the FDIC insured amount of $250,000. At December 31, 2013, the Company had $321,394 in excess of this requirement, which is subject to loss should the bank cease operations.

The Company’s financial instruments, including due from clearing brokers, receivables, prepaids, notes receivable, deposits, other assets, accounts payable and accrued expenses, accrued compensation due to clearing brokers, due to related parties, loans payable and other liabilities, are carried at amounts that approximate fair value, due to the short-term nature of the instruments. Securities owned and securities sold, but not yet purchased are valued as described in Note 1.

NOTE 6 -	CASH SEGREGATED UNDER FEDERAL AND OTHER REGULATIONS

Cash of $50,000 has been segregated in a special reserve bank account for the benefit of customers under Rule 15c3-3 of the Securities and Exchange Act of 1934, as amended.

15

b. RILEY & CO., INC. AND SUBSIDIARY

NOTES TO FINANCIAL STATEMENTS

(concluded)

NOTE 7 -	INVESTMENTS, AVAILABLE FOR SALE

Investments, available-for-sale consist of equities and investments that are held for investment purposes and not in the ordinary course of the Company’s business. These investments are carried at their estimated fair value of $1,743,797 at December 31, 2013. As discussed in Note 1, the Company has adopted ASC 220, which establishes standards for the reporting and presentation of comprehensive income and its components in the financial statements.

The Company included $42,346 in unrealized losses on these investments in comprehensive income at December 31, 2013.

NOTE 8 -	PROFIT SHARING PLAN

The Company maintains a retirement plan (the “Plan”), pursuant to section 401(k) of the Internal Revenue Code, for eligible participants to make voluntary contributions of a portion of their annual compensation, on a deferred basis, subject to limitations provided by the Internal Revenue Code. The Company may make a contribution at the discretion of the Board of Directors. The Company did not make a profit sharing contribution or matching contribution for the year ended December 31, 2013.

NOTE 9 -	SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through date the financial statements were issued. The evaluation did not result in any subsequent events that required disclosures and/or adjustments.

16